UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 24, 2014 (October 23, 2014)
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Avis Budget Group, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	7054
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (973) 496-4700
N/A
(Former name or former address if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 24, 2014, Avis Budget Group, Inc. issued a press release announcing that it had agreed to acquire its Budget Car Rental licensee for southern California and Las Vegas for approximately $210 million, plus the cost of acquired fleet. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is furnished as part of this report:

99.1	Press Release dated October 24, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIS BUDGET GROUP, INC.
By:	/s/ Bryon L. Koepke
Bryon L. Koepke Senior Vice President and Chief Securities Counsel
Date: October 24, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 24, 2014